UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 8, 2015

CRYPTOSIGN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 East 1820 North
Orem, UT 84097
(Address of Principal Executive Offices)

801-362-2115
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 8, 2015, CryptoSign, Inc. (the “Company”)  entered into a conditional Agreement and Plan of Share Exchange (“Agreement”) with NABUfit Global ApS, a Danish company (“NABUfit”) and the stockholders of NABUfit pursuant to which the Company agreed, subject to the terms of the Agreement, to acquire 100% of the issued and outstanding equity interests of NABUfit, in exchange for 15,500,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company issuable to the equity holders of NABUfit (the “Share Exchange”) at the closing.

The Agreement contains customary covenants, representations and warranties of the parties, including, among others, (i) a covenant by each of the Company and NABUfit to conduct their respective businesses in the ordinary course during the interim period between the execution of the Agreement and the consummation of the Share Exchange and (ii) a covenant by NABUfit to deliver audited financial statements from inception through September 30, 2015.

The closing of the Share Exchange will take place at the offices of the Company’s attorney in Copenhagen on or before November 30, 2015 or at such other date and time as the parties otherwise determine. The closing is subject to a number of conditions, which include among others (i) the parities’ satisfactory completion of their due diligence; (ii) the filing by the Company of all the reports and other documents required to be filed with the SEC through the closing date; (iii) the approval by the Board of Directors of the Company of the Agreement and the issuance of the shares of Common Stock in connection with the Share Exchange; and (iv) the delivery by NABUfit of its audited financial statements.

Upon closing of the Share Exchange, the shareholders of NABUfit will own an aggregate of 15,500,000 shares of the Company’s Common Stock, or approximately 80% of the total issued and outstanding shares of Common Stock.  The Agreement requires, upon the closing of the Share Exchange, subject to compliance with Rule 14f-1 of the Securities Act of 1933, as amended, the resignation of certain officers and directors of the Company and the appointment of certain officers and directors previously associated NABUfit.

In addition, certain stockholders of NABUfit entered into a Lock-Up Agreement which requires certain stockholders of NABUfit to agree to a twelve-month lock-up period from the closing of the Share Exchange.

Item 9.01 Financial Statements and Exhibits.
Exhibit Number	Description of Exhibits
10.1	Form of Agreement and Plan of Share Exchange between the Company, NABUfit Global ApS and Stockholders of NABUfit Global ApS

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 8th day of October, 2015.

CRYPTOSIGN, INC.
By:	/s/ Robert K. Bench
	Name:	Robert K. Bench
	Title:	President

Exhibit Index to Current Report on Form 8-K
Exhibit Number	Description of Exhibits
10.1	Form of Agreement and Plan of Share Exchange between the Company, NABUfit Global ApS and Stockholders of NABUfit Global ApS

99.1	Press Release